Supplement to the
Fidelity® Broad Market Opportunities Fund
November 29, 2007
Prospectus

The following information supplements the information found in the "Investment Details" section on page 6:

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Effective July 1, 2008, the following information replaces the biographical information for Dick Habermann found in the "Fund Management" section on page 15:

Derek Young is manager of Broad Market Opportunities Fund, which he has managed since July 2008. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Young has worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager.

BMO-08-02 August 29, 2008 1.857395.102